Exhibit 99.1

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONTENTS

PAGE

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003

PAGE

2

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

PAGE

3

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

PAGE

4

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

PAGE

6-29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 AND 2003

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND 2003

ASSETS

	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$2,856,569	$2,515,493
Restricted cash	258,805	-
Accounts receivable, net of allowance for doubtful accounts of $130,610 and $14,230, respectively	6,122,787	3,240,576
Notes receivable	1,726,545	-
Inventories, net	5,206,529	3,064,239
Due from related parties	610,452	444,637
Other receivables and prepaid expenses	966,712	572,488
Due from employees	739,385	139,181
Prepayments for goods	282,882	85,156
Deferred taxes	-	69,007
Total current assets	18,770,666	10,130,777

Property and equipment, net	4,747,140	3,865,844
Land use right, net	591,620	603,057
Constructions in progress	51,494	1,174,557
Patents, net	178,583	261,811
Long term investments, at net cost	640,320	640,320
Due from related parties	25,745	623,965
Due from employees	26,286	292,933
Deferred taxes	214,938	213,495

TOTAL ASSETS	$25,246,792	$17,806,759

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,148,299	$719,719
Other payables and accrued liabilities	1,022,532	1,068,871
Short term debt	8,625,868	7,337,876
Due to related parties	5,952,226	1,364,653
Taxes payable	26,104	506,825
Customer deposits	431,427	397,967
Deferred taxes	107,453	63,130
Total current liabilities	17,313,909	11,459,041

LONG-TERM LIABILITIES
Long-term bank loan	1,087,416	1,208,212
Deferred taxes	174,623	162,329
Minority interest	1,559,217	721,286
Total long-term liabilities	2,821,256	2,091,827

TOTAL LIABILITIES	20,135,165	13,550,868

SHAREHOLDERS’ EQUITY
Registered capital	3,443,323	2,476,743
Reserve fund	449,957	117,875
Retained earnings	1,218,203	1,661,125
Accumulated other comprehensive income	144	148

Total Shareholders’ Equity	5,111,627	4,255,891

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$25,246,792	$17,806,759

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUES	$18,237,796	$12,589,528

COST OF GOODS SOLD	(6,871,976)	(4,772,222)

GROSS PROFIT	11,365,820	7,817,306

Research and development cost	(263,081)	(127,572)

Selling and distribution expenses	(6,036,561)	(4,354,291)

General and administrative expenses	(2,076,523)	(1,415,024)

INCOME FROM OPERATIONS	2,989,655	1,920,419

OTHER INCOME (EXPENSES)

Investment income	-	120,817

Interest expense	(505,059)	(340,801)

Government grants	-	226,868

Forgiveness of debt	-	208,106

Other income, net	159,892	39,542

INCOME BEFORE INCOME TAXES	2,644,488	2,174,951

INCOME TAXES	(171,645)	(706,434)

INCOME BEFORE MINORITY INTEREST	2,472,843	1,468,517

MINORITY INTEREST	(837,903)	(133,960)

NET INCOME	1,634,940	1,334,557

FOREIGN CURRENCY TRANSLATION (LOSS) GAIN	(4)	156

COMPREHENSIVE INCOME	$1,634,936	$1,334,713

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Registered Capital	Reserve Fund
			Retained Earnings	Accumulated Other Comprehensive Income/ (Loss)	Total

BALANCE, JANUARY 1, 2003	$2,476,743	$117,875	$326,568	$(8)	$2,921,178

Net income	-	-	1,334,557	-	1,334,557

Foreign currency translation loss	-	-	-	156	156

BALANCE DECEMBER 31, 2003	$2,476,743	$117,875	$1,661,125	$148	$4,255,891

Capital contribution	966,580	-		-	966,580

Reserve fund	-	332,082	(332,082)	-	-

Dividend	-	-	(1,745,780)	-	(1,745,780)

Foreign currency translation loss	-	-		(4)	(4)

Net income	-	-	1,634,940	-	1,634,940

BALANCE DECEMBER 31, 2004	$3,443,323	$449,957	$1,218,203	$144	$5,111,627

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,634,940	$1,334,557
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	609,338	493,703
Allowance on doubtful debtors	116,380	14,230
Stock provision	200,017	-
Gain on sale of property and equipment	-	(38,805)
Deferred taxes	124,181	74,042
Forgiveness of debt	-	208,106
Minority interests’ share of net income	837,903	133,960
Others	-	3,261

Changes in operating assets and liabilities:

(Increase) Decrease In:
Accounts receivable	(2,998,591)	(1,200,957)
Notes receivable	(1,726,545)	-
Inventories	(2,342,307)	(717,278)
Other receivables and prepaid expenses	(394,224)	(418,322)
Prepayment for goods	(197,726)	308,403

Increase (Decrease) In:
Accounts payable	428,580	28,674
Other payables and accrued liabilities	(46,339)	525,838
Sales agent deposits	-	132,910
Taxes payable	(480,721)	323,465
Customer deposits	33,460	82,645
Net cash (used in) provided by operating activities	(4,201,654)	1,288,432

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	(258,805)	-
Purchases of property and equipment	(229,931)	(1,118,558)
Cash received from disposal of property and equipment	-	109
Purchase of construction in progress	(42,974)	(746,169)
Purchase of land use right	-	(4,486)
Due from related parties	-	(81,772)
Advances to employees	(333,557)	(240,743)
Purchases of patents	-	(175,198)
Net cash used in investing activities	(865,267)	(2,366,817)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	10,259,176	11,131,145
Repayment of short-term debt	(8,971,184)	(11,277,054)
Proceeds from related parties	5,019,978	618,314
Proceeds from capital contribution	966,580	247,704
Proceeds from long-term bank loans	-	1,208,212
Repayment of long-term bank loans	(120,796)	-
Dividend paid	(1,745,781)	-
Net cash provided by financing activities	5,407,973	1,928,321

INCREASE IN CASH AND CASH EQUIVALENTS	341,052	849,936

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Effect of exchange rate changes on cash	24	156
Cash and cash equivalents at beginning of year	2,515,493	1,665,401

CASH AND CASH EQUIVALENTS AT END OF YEAR	$2,856,569	$2,515,493

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$(528,186)	$(308,943)
Interest paid	$(527,170)	$(385,020)

SUPPLEMENTAL DISCOSURE FOR CONSOLIDATED STATEMENTS OF CASHFLOWS

During 2004, $1,166,036 was transferred from constructions in progress to property and equipment.

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Hangzhou Aida Pharmaceuticals Co., Ltd. (“Aida”) was incorporated on March 26, 1999 as a company with limited liability under the law of the People’s Republic of China (“PRC”). The Company is owned 100% by Earjoy Group Ltd.

The primary operations of Aida and its subsidiaries (the “Company”) are the development, production and distribution of cardiovascular and anti cancer drugs, in the form of powder for injection, liquid for intravenous injection, capsule, tablet, ointment, etc., within the PRC.

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)  Principles of Consolidation

The consolidated financial statements include the accounts of Aida and it’s wholly owned subsidiary, Hangzhou Boda Medical Research and Development Co., (“Boda”) and it’s 50% owned subsidiary Hainan Aike Pharmaceutical Co., Ltd. (“Hainan”). The Company exercises significant influence over Hainan by controlling over 50% of the voting rights.  Hainan owns 95% of Yang Pu Aike Pharmaceutical Co., Ltd. (“Yangpu”).

All inter-company accounts and transactions have been eliminated in consolidation.

(b)  Concentrations

The Company has four major customers who accounted for the following percentage of total sales and total accounts receivable in 2004 and 2003:

	Sales		Accounts Receivable
Major Customers	2004	2003	2004	2003

Company A	9%	11%	7%	6%
Company B	5%	-	13%	-
Company C	5%	-	3%	-
Company D	5%	-	6%	-

The Company has two major suppliers: Zheijiang Guobang Veterinary Drug Co., Ltd. and Changzhou Fang Yuan Pharmaceutical Ltd., which were both related party of the Company.  No other major suppliers were noted except for these two companies.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(b)  Concentrations (Continued)

The sole market of the Company is the PRC for the years ended December 31, 2004 and 2003.

Of the total revenue for 2004 and 2003, 46% and 59% of the total revenue, respectively, was fully dependent on the patent of Etimicin Sulfate owned by the Company.  The net book value of the patent is $178,583 and $261,811 at December 31, 2004 and 2003, respectively.

(c)  Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

(d)  Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(e)  Fair Value of Financial Instruments

The Company’s consolidated financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due from related parties, other receivables and prepaid expense, due from employees, prepayments for goods, accounts payable, other payables and accrued liabilities, short term debt, due to related parties, tax payables and customer deposits.  Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(f)  Cash and Cash Equivalents

For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.  The Company does not maintain any bank accounts in the United States of America.

Restricted cash represents time deposits on account to secure notes payable.  See Note 10.

(g)   Inventories

Inventories are stated at the lower of cost or net realizable value. Cost of raw materials is determined on the basis of weighted average. Finished goods are determined on the weighted average basis and comprise direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

As of December 31, 2004 and 2003, stock provision amounting to $200,017 and $0 was recorded, respectively.

(h)  Trade Receivables

Trade receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts.  An estimate for doubtful accounts is made when collection of the full amount is no longer probable. As of December 31, 2004 and 2003, an allowance for doubtful accounts amounting to $130,610 and $14,230 was recorded, respectively.

(i)   Prepayments for goods

Prepayments for goods represent the cash paid in advance for purchasing raw materials.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(j)  Long-Term Investments

The Company has invested in three companies in the PRC that have operations in the pharmaceutical industry.  The Company does not have more than 20% interest in any of these investments and does not exercise significant influence over them.  The Company accounts for these investments under the cost method.  Investment income is recognized by the Company when the investee declares a dividend and the Company believes it is collectible.

(k)  Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation and amortization.  Depreciation is provided over their estimated useful lives, using the straight-line method.  Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter.  Estimated useful lives are as follows:

Buildings

20 to 40 years

Machinery

10 years

Motor vehicles

10 years

Office equipment

5 years

Leasehold improvements

5 years or term of life

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(l)   Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees. Capitalization of these costs ceases and the construction in progress is transferred to fixed assets when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

(m)   Capitalized Interest

The Company capitalizes interest as a component of building construction costs. Total interest expense incurred for the years ended December 31, 2004 and 2003 amounted to $527,170 and $385,020, respectively.  Total interest expense capitalized as part of the construction costs for the years ended December 31, 2004 and 2003 amounted to $22,111 and $44,219, respectively.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(n)   Land Use Right

The land use right is being amortized using straight-line method over the lease term of fifty years.

 (o)  Patents

Patents are comprised of the purchased cost of production licenses for new medicines. Patents are amortized over their beneficial periods of 2 to 5 years, by the straight-line method.

(p)  Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company also periodically evaluates the amortization periods of its depreciable assets to determine whether subsequent events and circumstances warrant revised estimates of the useful lives.  Impairment of long-term investments amounting to $156,785 was recorded for the years ended December 31, 2004 and 2003 due to the deterioration in financial condition of the invested entities. Also see Note 9.

(q)  Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists,

-Delivery has occurred or services have been rendered,

-The seller’s price to the buyer is fixed or determinable, and

-Collectibility is reasonably assured.

For fixed-priced refundable contracts, the Company recognizes revenue on a completion basis.  Progress payments received/receivables are recognized as revenue only if the specified criteria is achieved, accepted by the customer, confirmed not refundable and continued performance of future research and development services related to the criteria are not required.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

 (r) Government Grants

Grants received from the PRC Government for assisting the Company’s operation are recognized as other income when the proceeds are received or collectible. Grants related to land use rights are deducted from the original cost of the land use right.

During 2004 and 2003, Nil and $226,868 was received from the PRC Government for assisting the Company’s operation.

(s)   Research and Development Costs

Expenditures relating to the development of new products and processes, including significant improvements to existing products are expensed as incurred.  Research and development expenses were $263,081 and $127,572 for the years ended December 31, 2004 and 2003, respectively.

(t)  Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred.  Retirement benefits amounting to $83,824 and $42,162 were charged to operations for the years ended December 31, 2004 and 2003, respectively.

(u)  Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars.  The functional currency of the Company is the Renminbi (RMB).  The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2004	2003
Year end RMB : US$ exchange rate	8.2765	8.2767
Average yearly RMB : US$ exchange rate	8.2766	8.2770

(v)  Income Taxes

The Company accounts for income tax using the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(w)  Reserve fund

In 2004 and 2003, the Company transferred 15% of its PRC profit after taxation to the surplus reserve fund in the amount of $332,083 and $0, respectively.  As of December 31, 2004 and 2003, the Company’s accumulated reserve fund is $449,957 and $117,875, respectively.

Subject to certain restrictions set out in the PRC Companies law, the surplus reserve fund may be distributed to shareholders in the form of share bonus issues and / or cash dividends.

 (x)  Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to recognize under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

(y)  Segments

The Company operates in one business segment, the development, production and distribution of pharmaceutical products.

(z)  Recent Accounting Pronouncements

In January 2003, (as revised in December 2003) The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, an interpretation of Accounting Research Bulletin (“ARB”) No. 51, “Consolidated Financial Statements”.  Interpretation No. 46 addresses consolidation by business enterprises of variable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entities activities through voting rights or similar rights;  or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers no later than the end of the first reporting period that ends after December 15, 2004.  This effective date includes those entities to which Interpretation 46 had previously been applied.

However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply Interpretation 46 or this Interpretation to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

In May 2003, the FASB issued SFAS No. 150, “Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity”.  SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity.  The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer’s accounting for three types of freestanding financial instruments.  One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets.  A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets.  The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuers’ shares.  SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, “Elements of Financial Statements”.  The remaining provisions of this Statement are consistent with the FASB’s proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares.  This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

The March 2004, the U.S. Securities and Exchange Commission’s Office of the Chief Accountant and the Division of Corporate Finance released Staff Accounting Bulletin (“SAB”) No. 105, “Loan Commitment Accounted for as Derivative Instruments”. This bulletin contains specific guidance on the inputs to a valuation-recognition model to measure loan commitments accounted for at fair value, and requires that fair-value measurement include only differences between the guaranteed interest rate in the loan commitment and market interest rate, excluding any expected future cash flows related to the customer relationship or loan servicing. In addition, SAB 105 requires the disclosure of the accounting policy for loan commitments, and any associated hedging strategies. SAB105 is effective for derivative instruments, entered into subsequent to March 31, 2004 and should also be applied to existing instruments as appropriated.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs”.  This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  In addition, this Statement requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities.  The provisions of the Statement will be effective for the Company beginning in 2005.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets, an Amendment of Accounting Principles Board (“APB”) No. 29”.  This statement amends APB Opinion No. 29, “Accounting for Nonmonetary Transactions”.

Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle.  However, FASB 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance.  A nonmonetary exchange has commercial substance only if the future cash flows of the entity is excepted to change significantly as a result of the exchange.  This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005.

In December 2004, the FASB issued a revised SFAS No. 123, Accounting for Stock-Based Compensation, which supersedes APB opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance.  This statement requires a public entity to recognize and measure the cost of employee services it receives in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions).  These costs will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period).  This statement also establishes the standards for the accounting treatment of these share-based payment

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

transactions in which an entity exchanges its equity instruments for goods or services.  It addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.  This statement shall be effective the first interim or annual reporting period that begins after December 15, 2005 for small business public entities and nonpublic companies.

The implementation of the above pronouncements is not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

(aa) Comparative figures

Certain prior year amounts have been realigned to conform to the current year’s presentation.

3.

INVENTORIES

Inventories at December 31, 2004 and 2003 consist of the following:

	2004	2003

Raw materials	$1,821,483	$1,665,158
Work-in-progress	171,605	30,106
Finished goods	3,413,458	1,368,975

Less: stock provision	(200,017)	-

	$5,206,529	$3,064,239

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

4.

DUE TO/FROM RELATED PARTIES

(I)

Due From Related Parties

		2004	2003
Current:
Ningbo Tianheng Pharmaceuticals	(a)	$-	$299,636
Zhejiang Anglikang Pharmaceuticals	(b)	483,296	120,821
Jinou Group	(c)	127,156	24,180
Subtotal		610,452	444,637

Long-term:
Jin Biao	(d)	25,745	98,257
Gong Yuda	(e)	-	302,038
Xigelanci International Trade Co.	(f)	-	8,608
Shengzhou Jinji Medical Investment Co.	(g)	-	215,062
Subtotal		25,745	623,965
Total amount of due from related parties		$636,197	$1,068,602

(II)

Due To Related Parties

		2004	2003
Xinchang Guobang Chemicals Co., Ltd.	(h)	$-	$102,051
Zhejiang Guobang Veterinary Drug Co., Ltd.	(i)	5,074,754	116,565
Changzhou Fangyuan Pharmaceutical Ltd.	(j)	877,472	1,146,037
Total amount of due to related parties		$5,952,226	$1,364,653

(III)

Due from Employees

		2004	2003

Current		$739,385	$139,181
Long-term		26,286	292,933
Total amount of due from employees	(k)	$765,671	$432,114

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

4.

DUE TO/FROM RELATED PARTIES (CONTINUED)

(a)

Ninbo Tianheng Pharmaceutical (“Tianheng”) is a former shareholder of the Company.  Tianheng purchased a transfusion production line from the Company for $299,636 during 2003.  The amount was interest free, unsecured and collected on April 28, 2004. The transaction was implemented on a market value basis.

(b)

The amount represents loans receivable from Zhejiang Anglikang Pharmaceuticals, for which the Company is a minority shareholder.  The amount was unsecured and interest was charged at rate of 5.58% per annum, and $362,472 was collected on January 12, 2005.

(c)

The amount represents money advance to Jinou Group, for which it’s director, Jin Biao, is also the legal representative of Ningbo Tianheng Pharmaceutical. The amount was interest free, unsecured and due on April 30, 2005.

(d)

Jin Biao, formerly the Company's president, is now the legal representative of Ningbo Tianheng Pharmaceutical.  The amount represents advances, which are unsecured, interest-free and collectible on demand.

(e)

Gong Yuda is an officer of the subsidiary, Hangzhou Boda Medical Research and Development Co.  He received a loan for $302,038 in 2002.  The loan is interest free, unsecured and collected on October 12, 2004.

(f)

Xinchang Guobang Chemicals Co., Ltd. is a principal shareholder of Xigelanci International Trade Co. (“Xigelanci”).  Xigelanci received a loan for $8,608 from the Company.  The amount is interest free, unsecured and collected on September 18, 2004.

(g)

Shengzhou Jinji Medical Investment Co., a former shareholder of the Company, received a cash advancement from the Company for a total of $215,062 in 2003.  The cash advance is unsecured, interest-free and collected on October 25, 2004.

(h)

Li Kemin is the director of both of Xinchang Guobang Chemicals Co., Ltd. and Yang Pu Aike Pharmaceutical Co., Ltd.  In 2003 Xinchang Guobang Chemicals Co., Ltd. made purchases from Yang Pu Aike Pharmaceutical Co., Ltd. amounting to $260,860 of which $102,051 remains due as of December 31 2003 and paid on November 11, 2004.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

4.

DUE TO/FROM RELATED PARTIES (CONTINUED)

(i)

Zheijiang Guobang Veterinary Drug Co., Ltd., which shared the same chairman, Mr Jin biao, with the Company, sold $2,740,446 raw materials to the Company in 2004.  As a financial support, the Company entered into 2 notes with Zhejiang Guobang Veterinary Drug Co., Ltd., in amount of $362,472, due May 19, 2005 and $538,571, due August 31, 2005, respectively.  Apart from these notes, the remaining balance has no fixed repayment term and all the balance is interest-free, unsecured. On March 18, 2005, $1,465,450 has been repaid by the Company.

(j)

Changzhou Fangyuan Pharmaceutical Ltd., for which the Company has 14% equity interest, sold $1,102,597 of raw material to the Company during 2004 and 2003.  On February 1, 2005, the Company acquired additional 47% interest of Changzhou Fangyuan Pharmaceutical Ltd. and it became a subsidiary of the Company as a result.  See Note 16.

(k)

Due from employees are interest-free, unsecured and have no repayment terms.

5.

PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31:

	2004	2003
At cost:
Buildings	$2,373,820	$2,354,080
Machinery	3,044,357	2,621,653
Motor vehicles	456,796	443,501
Office equipment	198,758	165,843
Leasehold improvements	734,344	111,625
	6,808,075	5,696,702
Less : Accumulated depreciation
Buildings	670,491	586,217
Machinery	1,075,361	1,036,398
Motor vehicles	188,628	144,174
Office equipment	86,211	59,194
Leasehold improvements	40,244	4,875
	2,060,935	1,830,858
Property, plant and equipment, net	$4,747,140	$3,865,844

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

5.

PROPERTY AND EQUIPMENT (CONTINUED)

The net book value of buildings pledged for certain bank loans at December 31, 2004 and 2003 are $1,894,540 and $2,145,928, respectively. Also see Notes 10 and 11.

Depreciation expense for 2004 and 2003 is $514,673 and $412,895, respectively.

The legal title of four motor vehicles purchased with net book value of $118,755 was registered in the name of Mr Li kemin, the director of Hainan and Mr Liu xingjun, Mr Wang guoqiang and Mr Ying jianyao, the management members of Aida.  These four persons and the Company alleged that these motor vehicles are the assets of the Company and the Company’s legal counsel has certified the ownership of the Company as well.  Currently, the Company is in the process of transferring the legal title of the motor vehicles to the Company. Such transfer procedures are expected to be completed in the near future.

6.

LAND USE RIGHT

	2004	2003

Cost	$637,204	$637,204
Less: Accumulated amortization	45,584	34,147
Land use right, net	$591,620	$603,057

Amortization expense for the years ended December 31, 2004 and 2003 is $11,437 and $17,075, respectively.

The net book value of the land use right is pledged as collateral for the long-term bank loan at December 31, 2004.  See Note 11.

7.        PATENTS

	2004	2003

Cost	$325,544	$325,544
Less: Accumulated amortization	146,961	63,733
Patents, net	$178,583	$261,811

Amortization expense for the year ended December 31, 2004 and 2003 is $83,228 and $63,733, respectively.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

7.        PATENTS (CONTINUED)

Amortization expense for the next five years and thereafter is as follows:

2005	53,028
2006	53,028
2007	53,028
2008	19,499
Total	$178,583

8.        CONSTRUCTIONS IN PROGRESS

Constructions in progress at December 31, 2004 and 2003 consist of the following:

	2004	2003
Buildings	$51,494	$597,469
Machinery	-	507,697
Designed fees	-	69,391
	$51,494	$1,174,557

9.

LONG-TERM INVESTMENTS

As of December 31, 2004 and 2003, long-term investments consisted of the following:

	Ownership Interest	2004	2003
At cost:
Changzhou Fangyuan Pharmaceutical Co., Ltd.	14%	$421,715	$421,715
Hangzhou Longde Medical Machinery Co., Ltd.	10.6%	254,563	254,563
Zhejiang Anglikang Pharmaceutical Co., Ltd.	4.25%	120,815	120,815
		$797,093	$797,093
Less : impairment losses
Hangzhou Longde Medical Machinery Co., Ltd.		$156,773	$156,773
		156,773	156,773
Long-term investments, net		$640,320	$640,320

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

9.

LONG-TERM INVESTMENTS (CONTINUED)

In 2002, the Company recorded an impairment of $71,292 for its investment in Hangzhou Longde Medical Machinery Co., Ltd. because of significant losses suffered by Hangzhou Longde Medical Machinery Co., Ltd. in 2002.  The net carrying amount of $97,790 as of December 31, 2004 and 2003 represents 10.6% of fair value, which was determined by the audited financial statement of Hangzhou Longde Medical Machinery Co., Ltd. as of December 31, 2004, issued by an independent public accounting firm registered in the PRC.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

10.        SHORT-TERM DEBT

Short-term debt as of December 31, 2004 and 2003 consisted of the following:

	2004	2003
Loans from Hangzhou Commercial Bank, due September 19, 2005 and September 4, 2004, respectively, monthly interest only payments at 5.84% and 5.31% per annum, respectively, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	$604,120	$1,208,211

Loans from Hangzhou Commercial Bank, due September 19, 2005 monthly interest only payments at 5.84% per annum, guaranteed by Ningbo Tianheng Pharmaceutical Co., Ltd.	604,120	-

Loans from Industrial and Commercial Bank of China, due September 23, 2005 and April 20, 2004, respectively, monthly interest only payments at 5.84% and 5.31% per annum, respectively, secured by properties owned by the Company.	604,120	604,106

Loans from Industrial and Commercial Bank of China, due August 19, 2005 and August 20, 2004, respectively, monthly interest only payments at 5.84% and 5.31% per annum, respectively, secured by properties owned by the Company.	845,768	845,747

Loans from Industrial and Commercial Bank of China, due September 20, 2005 and September 20, 2004, respectively, monthly interest only payments at 5.84% and 5.31% per annum, respectively, secured by properties owned by the Company.	755,150	755,132

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

10.        SHORT-TERM DEBT (CONTINUED)

Loans from Industrial and Commercial Bank of China, due October 20, 2004, monthly interest only payments at 5.31% per annum, secured by properties owned by the Company.	-	604,106

Loan from Industrial and Commercial Bank of China, due July 20, 2005 and August 20, 2004, respectively, monthly interest only payments at 5.84% per annum, secured by properties owned by the Company.	724,944	724,927

Loan from Citic Industrial Bank, due March 22, 2005 and January 22, 2004, respectively, monthly interest only payments at 5.84% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd. and Jinou Group	362,472	362,463

Loan from Citic Industrial Bank, due June 24, 2005 and May 20, 2004, respectively, monthly interest only payments at 5.74% and 5.58% per annum, respectively, guaranteed by Xinchang Guobang Chemicals Co., Ltd. and Jinou Group, and Zhejiang Medicine Co., Ltd., respectively.	604,120	1,449,853

Loan from Citic Industrial Bank, due March 17, 2005, monthly interest only payments at 5.54% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd. and Jinou Group.	362,472	-

Loan from Hua Xia Bank, due March 11, 2005, monthly interest only payments at 5.31% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd. and Ningbo Tianheng Pharmaceutical Co., Ltd.	724,944	-

Loan from China Merchants Bank, due April 07, 2005, monthly interest only payments at 5.84% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	604,120	-

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

10.        SHORT-TERM DEBT (CONTINUED)

Loan from China Merchants Bank, due May 12, 2005, monthly interest only payments at 5.84% per annum, guaranteed by Xinchang Guobang Chemicals Co., Ltd.	604,120	-

Loan from Industrial and Commercial Bank of China, due May 19, 2005 and August 11, 2004, respectively, monthly interest only payments at 5.84% per annum, guaranteed by Mr. Li kemin and Hangzhou Aida Pharmaceuticals Co., Ltd., respectively.	604,120	604,105

Loan from Industrial and Commercial Bank of China, due November 26, 2005, monthly interest only payments at 6.70% per annum, guaranteed by Hangzhou Aida Pharmaceuticals Co., Ltd.	362,472	-

Notes payable to unrelated companies:
Due February 26, 2004	-	54,369
Due March 26, 2004	-	124,857
Due February 29, 2005	63,796	-
Due March 27, 2005	72,495	-
Due April 10, 2005	77,931
Due May 16, 2005	44,584	-
	$8,625,868	$7,337,876

All the short-term debt due in 2004 and 2003 were paid on their due dates. The Company paid the debt with the proceeds of new debt obtained in 2003 and 2004.  Interest expense for 2004 and 2003 was $505,059 and $340,801, respectively.

Notes payable to unrelated companies are interest-free and were / would all paid on their due dates. All the notes payable are subject to bank charges of 0.05% of the principal as commission on each loan transaction. Bank charges for notes payable were $604 and $451, respectively in 2004 and 2003.

Restricted cash $258,805 is secured for notes payable as of December 31, 2004.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

LONG-TERM BANK LOAN

As of December 31, 2004 and 2003, the Company borrowed $1,087,416 and $1,208,212 from Industrial and Commercial Bank of China, respectively.  The loan has interest at 5.49%, is secured by a building and the land use right of the Company with a net book value of $591,620 and $603,057 at December 31, 2004 and 2003, respectively, and is due April 10, 2006.  Interest is accrued and paid quarterly. During 2004 and 2003, the Company paid $63,568 and $44,219 for long-term bank loans, respectively, and $22,111 and $44,219 of interest which was capitalized as a component of building construction costs.  See Note 2(l).

12.

INCOME TAXES

(a)  Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%.  Hainan and Yangpu, are subsidiaries registered in Hainan, PRC, and their corporate income tax rate of 15% is the tax rate for companies registered in Hainan, PRC in accordance with the relevant tax laws in PRC.  However, in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable tax year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years. For Hangzhou and Hainan, first profitable year for income tax purposes as a foreign investment company was 2004. Income tax expense for the years ended December 31, 2004 and 2003 is summarized as follows:

	2004	2003
Current:
CIT	$47,464	$632,392

Deferred:
CIT	$124,181	$74,042

Income tax expense	$171,645	$706,434

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2004 and 2003 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	2004	2003

Computed “expected” expense	$872,681	$717,734
Timing differences	124,181	74,042
Tax exemption	(825,217)	(85,342)

Income tax expense	$171,645	$706,434

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

12.

INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of December 31, 2004 and 2003 are as follows:

	2004	2003
Deferred tax assets:
Current portion:
Selling and distribution expenses	-	69,007
Subtotal	-	69,007

Non-current portion:
Depreciation	55,797	48,244
Impairment and amortization	64,243	59,712
Bad debt provision	35,236	47,905
Pre-operating expenses	18,914	53,212
Research and development costs	13,112	14,445
Other	27,636	26,831
Less: Valuation allowance	-	(36,854)
Subtotal	214,938	213,495

Total deferred tax assets	214,938	282,502

Deferred tax liabilities:
Current portion:
Sales cut-off	58,405	45,627
Others	49,048	17,503
Subtotal	107,453	63,130

Non-current portion:
Subsidy income	74,339	74,337
Government grant	73,401	73,399
Other	26,883	14,593
Subtotal	174,623	162,329

Total deferred tax liabilities	282,076	225,459

Net deferred assets	$(67,138)	$57,043

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

12.

INCOME TAXES (CONTINUED)

(b)  Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%.  VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser.  The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases.

13.

COMMITMENTS AND CONTINGENCIES

The Company occupies plant and office space leased from third parties.  Accordingly, for the years ended December 31, 2004 and 2003 the Company recognized rental expense for these spaces in the amount of $385,736 and $62,021, respectively.

As of December 31, 2004, the Company has outstanding commitments in respect of non-cancellable operating leases for real estate, which fall due as follows:

Year Ending
December 31,	Amount

2005	$507,048
2006	304,681
2007	263,080
2008	243,999
2009	194,124
Thereafter	364,756
Total	1,877,688

14.

REGISTERED CAPITAL

The registered capital of the Company as of December 31, 2004 and 2003 is as follows:

Registered Capital:	December 31, 2004		December 31, 2003

Earjoy Group Ltd.	$ 3,443,323	100%
Zhejiang Guobang Veterinary Drug Co., Ltd.	-	-	$ 1,208,167	48.78%
Xinchang Tongji Investment Co., Ltd.	-	-	540,431	21.82%
Xinchang Jinchang Industrial Co., Ltd.	-	-	485,430	19.60%
Ningbo Tianheng Pharmaceutical Co., Ltd.	-	-	242,715	9.8%
	$ 3,443,323	100%	$ 2,476,743	100%

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

14.

REGISTERED CAPITAL (CONTINUED)

Transfer of shares and contribution of cash

On February 28, 2004, the board of directors of the Company approved the transfer of 9.8% of the Company’s shares from Ningbo Tianheng Pharmaceutical Co., Ltd to Shengzhou Jinji Medical Investment Co., Ltd. for $242,725.  The Company also approved the transfer of 48.78% of the Company’s share valued at $1,208,167 from Zhejiang Guobang Veterinary Drug Co., Ltd. to Xinchang Jinchang Industrial Co., Ltd. for $462,366, Xinchang Tongji Investment Co., Ltd. for $514,679 and Shengzhou Jinji Medical Investment Co., Ltd for $231,122.  On April 28, 2004, all of the former shareholders of the Company agreed to transfer all the interest of the Company to Best Nation Investment Co., Ltd.

On September 23, 2004, an additional of the registered capital amounted to USD 966,580 was paid in cash by Best Nation Investment Co., Ltd.

On December 22, 2004, Best Nation Investment Co., Ltd. came into agreement with Earjoy Group Ltd. to transfer all the interest in the Company to Earjoy Group Ltd.  The Company considered the transfer completed on the same date as the consideration has been fully paid to the transferor.  All the updates on related certificates are still in progress by both parties and are estimated to be finalized in near future.

15.

DIVIDEND

On March 31, 2004, USD 1,745,781 was declared as cash dividend to the Company’s former shareholders.  The dividend was distributed as follows:

Name of former shareholders:

Xinchang Tongji Investment Co., Ltd.	743,721	42.60%
Xinchang Jinchang Industrial Co., Ltd.	668,075	38.27%
Shengzhou Jinji Pharmaceutical Co., Ltd.	333,985	19.13%
	$ 1,745,781	100%

16.

SUBSEQUENT EVENT

On February 1, 2005, the Company purchased another 47% of interest in Changzhou Fangyuan Pharmaceutical Ltd. by USD 2,899,776.  Thereafter, Changzhou Fangyuan Pharmaceutical Ltd. became a 61% subsidiary owned by the Company.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

16.

SUBSEQUENT EVENT (CONTINUED)

The following table reflects the unaudited pro forma combined results of operations for the year ended December 31, 2004, assuming the acquisition had occurred at the beginning of fiscal year 2004.

Revenue	$22,866,402
Net income	$2,130,963

A summary of the total purchase price of the transaction is as follows:

Cash paid for shares	$2,899,776

A summary of the estimated value of the assets acquired and liabilities assumed at acquisition date is as follows:

Cash and cash equivalents	$2,274,801
Other current assets	4,237,894
Non-current assets	10,667,720
Goodwill	644,356
Current liabilities	(8,469,996)
Non-current liabilities	(4,458,406)
Minority interest	(1,658,285)

Total	$3,238,084

On February 24, 2005, the Company purchased 55% of shares of Shanghai Qiaer Bio-technology Co., Ltd., a company for the research, development and sales of pharmaceutical products and related service.  The pro forma effect of this acquisition is immaterial to the consolidated financial statements.